UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22729

The Eudora Funds

(Exact Name of Registrant as Specified in Charter)

8 West 40th Street, 4th Floor

New York, NY 10018

(Address of Principal Executive Offices)(Zip Code)

CT Corporation System

1300 East 9th Street

Cleveland, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 S. High Street, 17th Floor

Columbus, Ohio 43215

Registrant’s Telephone Number (including Area Code) (347) 559-6565

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

For the fiscal quarter ended April 30, 2015, the Eudora Fund (the “Fund”) returned 1.68%, as compared to the S&P 500, which returned 5.08%. As of April 30, 2015, the Fund returned 3.80% for the fiscal year-to-date, as compared to the S&P 500, which returned 4.41%. The Fund’s underperformance for the year-to-date is a function of the Fund’s limited net exposure, offset by favorable security selection. As of the end of the second fiscal quarter, the Fund’s investment exposure can be summarized as follows:

Long Equities – Core Positions:	72.86%
Long Equities – Non-Core Positions:	9.42%
Total Long Exposure:	82.28%
Net Cash:	17.72%

Short Equities:	10.73%
Written (Short) Options, adjusted[1]:	16.97%
Total Short Exposure:	27.69%

Gross Investment Exposure:	109.98%
Net Investment Exposure:	54.59%

Performance data represents past performance, which is not indicative of future performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should consider the investment objectives, risks, charges and expenses of investing in the Fund carefully before investing. The Fund’s Prospectus and Statement of Additional Information (“SAI”) contain this and other information about the Fund. The Prospectus and SAI are available upon request by contacting the fund toll-free at 1-866-232-3837. The Prospectus should be read carefully before investing.

* * *

The past few months in equity markets have been marked mostly by a sense of complacency. It’s “all clear on the macro front,” so to speak. Equity markets, both in the US, as well as in Europe, have been hovering near all-time highs, only sporadically disturbed by the noise of interest rate moves or the Greek debt drama. The actual macroeconomic reality has been, with the notable exception of the energy sector, humming along at a steady pace, though not really firing on all cylinders. Equity markets, as a result of the relative peace, trade at rich

1For our short exposure taken via options, we adjust the dollar value for the embedded leverage of options.

valuations, with the S&P 500 price/earnings ratio recently rising above 20. While this does not necessarily bode well for overall market returns, we are seeing enough interesting investment ideas that we believe will allow the Fund to generate attractive returns going forward.

Second Quarter Core Investment – LPL Financial Holdings Inc.

We added one such idea to the Fund during the second fiscal quarter – LPL Financial Holdings Inc (LPLA). LPL provides the back-end infrastructure for advisors and brokers to ply their trade in relative independence rather than at the wirehouses (e.g., Morgan Stanley, Merrill Lynch, etc.) or regional broker-dealers where they usually get their start. Advisors can join LPL in one of two ways – they can either structure an arrangement in which they function as independent contractors for LPL, or they can start their own stand-alone practice and simply use LPL’s infrastructure and tools in order to manage their business. In contrast to competitors such as Schwab and Ameritrade, LPL’s infrastructure is flexible enough to allow the advisors on its platform to market a wide array of financial products, including insurance and annuities.

LPL’s revenue model is relatively simple. From its corporate advisors, LPL takes a small cut of the commission or advisory fee generated by the advisor, usually in the 10-15% range. Beyond that, LPL also generates “attachment revenue” including fees earned from its cash-sweep assets, sponsorship fees paid by financial product firms to LPL, and other minor fees generated in the ordinary course of the financial advisory business.

What really attracted us to LPL are the overall revenue drivers, which we believe will be working in LPL’s favor for years to come. At its core, LPL’s revenue growth is driven by an increase in the number of investment advisors utilizing its platform, combined with an increase in the amount of assets that each advisor is managing. As these two factors grow, so does the fee stream that accumulates to LPL’s revenue line. In our research, we found three primary industry tailwinds that we see as positively affecting both of these revenue drivers, as well as the LPL’s margin structure over the medium and long term:

•	The movement of advisors and brokers from the wirehouses to independent practices. Historically, advisors and brokers have served their clients from within the confines or the large wirehouse firms – such as Morgan Stanley and Merril Lynch – or regional broker-dealers – such as Raymond James. These firms have consistently taken 50-70% of what brokers and advisors earn (compared to 10-15% at LPL) but they’ve been successful in maintaining their brokerage armies simply due to the power of their brands and the available breadth of investment products on their platforms. The latter advantage has slowly ebbed, as competitors such as LPL, Schwab, and Ameritrade have worked to aggregate comparable financial products on their own platforms. Additionally, once advisors at a large firm secure their relationships with their clients, it becomes hard to resist the attraction of moving with their client base to an independent practice at LPL – where their revenue will almost immediately double or even triple in some cases. Given that about half of advisory and brokerage assets in the US are still tied up at wirehouses and regional broker-dealers, we think that the independent advisory firms such as LPL have an enormous amount of market share that they can capture over the next decade by adding to their advisor corps.

•	Beyond the ability to add advisors at the expense of the wirehouses, we believe that LPL will be an active beneficiary of the baby-boomer retirement trend. While the first baby boomers retired in 2011, there are many years left for this trend to play out. As the boomers move financial assets from 401K plans to self-directed retirement accounts, the financial advisory business as a whole will be the beneficiary. Given the lower fee structures and less promotional nature of the advisory business as practiced by independent advisors, we believe that the independent channel – in which LPL is a major player – will grow disproportionally faster than the financial advisory industry as a whole.

•	While the market share gains in the independent advisory channel and the retirement boom should both drive LPL’s revenue growth going forward, there is another trend that should drive LPL’s margins higher over the next few years: the movement of assets from transaction-based brokerage accounts to fee-based advisory accounts. This is being driven by both regulatory pressures as well as advisor choice. From a regulatory perspective, regulators have become increasingly wary of investment businesses that generate primarily transaction-based-fees. From an advisor’s perspective, it is – on average – more profitable to manage client assets on a fee-based model. Additionally, with a fee-based business, an advisor can focus on what’s best for his client rather than investment products that reward the advisor with the largest possible commissions. While some brokers will inevitably lose out in the trend towards advisory business, the average advisor will end up better off. As this trend continues to gain ground, LPL’s business will benefit, as the margins it earns per dollar of advisory assets under custody are significantly higher than the margins it earns per dollar of brokerage assets under custody. Thus, we think that earnings at LPL should grow faster than the already elevated revenue growth we expect over the next few years.

Beyond the aforementioned macroeconomic tailwinds, LPL would be a major beneficiary of any interest rate increases as the fees it charges on its cash sweep accounts have the potential to increase earnings by close to 50% if short term interest rates normalize.

In general, fast-growing quality businesses like LPL are rarely available at the attractive valuations that we look for when analyzing investment ideas. In this case, though, LPL’s recent regulatory problems, as well as the low-interest rate environment, have put a damper on its stock price. Our research indicates that the regulatory issues at LPL are most likely short term issues that will not affect the core earnings power of the company. On the interest rate front, we valued LPL without assuming any improvement in its cash-sweep business, and still concluded that the stock was attractively priced.

We purchased the stock at an average price of $40.77 per share. We think that LPL’s core earnings power, without any improvement in the interest rate environment, is about $2.80 per share, and that the earnings should grow at a double digit rate for at least the next few years. At our purchase price, we paid around 14-times our estimate of normalized free cash flow, and less than 10-times free cash flow should short term interest rates normalize. We believe that our expected rate of return on the stock is in the mid-teens without interest rate normalization, and significantly higher than that should the Federal Reserve raise rates meaningfully over the next two to three years. At the end of the second fiscal quarter, our position in LPL was about 5.2% of Fund assets.

* * *

As we discussed at the outset of this letter, we think the level of complacency in financial markets is high as evidenced by valuation levels and the lack of any significant volatility. It is this sort of environment that led Warren Buffett to remark once that “The less prudence with which others conduct their affairs, the greater the prudence with which we should conduct our own affairs.” Thus, we continue to evaluate investment opportunities by the same strict criteria that we have always used, and we continue to limit our net exposure through hedging. We believe that both our stock-specific conservatism, as well as our portfolio-level risk controls, will serve our portfolio well when the markets inevitably hit some turbulence. Until then, we believe we have constructed a portfolio that will generate solid returns in a benevolent macro environment, but with substantial downside protection.

We look forward to writing you again when we publish our Third Quarter report for the period ending July 31, 2015. Thank you for your continued confidence and support.

Sincerely,

David A. Cohen

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

Portfolio composition is subject to change.

The chart above excludes securities sold short and options written.

Shares		Value

COMMON STOCKS - 77.17%

Biotech & Pharmaceuticals - 7.78%
18,000	Teva Pharmaceutical Industries Ltd. ADR (a)	$ 1,087,560

Farm Machinery & Equipment - 4.87%
8,600	Lindsay Corp. (a)	681,034

Finance Services - 4.75%
66,105	The J.G. Wentworth Co. *	665,016

Deep Sea Foreign Transportation of Freight - 4.44%
8,539	SEACOR Holdings, Inc. (a) *	620,444

Gold & Silver Ores - 5.08%
5,100	Agnico-Eagle Mines Ltd. (Canada)	154,530
17,000	Eldorado Gold Corp. (Canada)	84,320
4,000	Goldcorp, Inc. (Canada)	75,320
20,000	Newcrest Mining Ltd. (Australia) *	228,440
1,700	Randgold Resources Ltd. ADR	129,489
10,000	Yamana Gold, Inc. (Canada)	38,200
		710,299
In Vitro & In Vivo Diagnostic Substances - 0.37%
26,000	OncoGenex Pharmaceuticals, Inc. *	52,260

Media Content - 9.04%
116,870	TechTarget, Inc. *	1,264,533

Oil & Gas - 3.98%
45,500	Gazprom OAO ADR	269,542
3,050	Lukoil OAO ADR *	156,160
26,500	Rosneft Oil Co. OAO (Russia) *	130,910
		556,612
Optical Instruments & Lenses - 5.60%
44,016	II-VI, Inc. *	783,045

Radio & TV Broadcasting & Communications Equipment - 6.29%
125,500	Harmonic, Inc. *	879,755

* Represents non-income producing security during the period.

ADR - American Depositary Receipt

(a) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

Shares		Value

Security & Commodity Brokers, Dealers, Exchanges & Services - 5.15%
17,800	LPL Financial Holdings, Inc.	$ 720,366

Surety Insurance - 2.04%
12,400	Ambac Financial Group, Inc. (a) *	285,324

Telephone Communications (No Radio Telephone) - 11.62%
11,500	Interxion Holding NV (Netherlands) (a) *	350,175
93,500	Telecity Group PLC. (United Kingdom) *	1,275,522
		1,625,697
Wholesale-Industrial Machinery & Equipment - 6.16%
59,000	MRC Global, Inc. *	861,400

TOTAL FOR COMMON STOCKS (Cost $9,260,469) - 77.17%		$ 10,793,345

PREFERRED STOCK - 0.52%
2,900	Winthrop Realty Trust, Inc., 7.75%, 8/15/22 *	73,371
TOTAL FOR PREFERRED STOCK (Cost $75,672) - 0.52%		73,371

REAL ESTATE INVESTMENT TRUST - 4.59%
63,700	Annaly Capital Management, Inc.	641,459
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $710,374) - 4.59%		641,459

U.S. GOVERNMENT OBLIGATIONS - 4.29%
600,000	U.S. Treasury Bill, 0.02%, 6/25/15 (a)	599,995
TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $599,980 - 4.29%		599,995

TOTAL INVESTMENTS (Cost $10,646,495) - 86.57% **		12,108,170

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.43%		1,878,161

NET ASSETS - 100.00%		$ 13,986,331

* Represents non-income producing security during the period.

** See Note 8 for tax information.

ADR - American Depositary Receipt

(a) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

Shares		Value

COMMON STOCKS - (7.53%)

Metal Mining - (0.49%)
40,000	Fortescue Metals Group Ltd. (Australia) *	$ 68,611

National Commercial Banks - (7.04%)
5,007	Australia & New Zealand Banking Group Limited (Australia) *	134,525
11,153	Bank of Queensland Ltd. (Australia)	114,783
4,500	Commonwealth Bank of Australia (Australia)	316,113
5,000	National Bank FPO (Australia)	145,325
9,500	Westpac Banking Corp. (Australia)	273,789
		984,535

TOTAL FOR COMMON STOCKS (Proceeds $1,245,825) - (7.53%)		1,053,146

EXCHANGE TRADED FUND - (2.51%)
1,700	SPDR S&P Biotech ETF	350,761
TOTAL FOR EXCHANGE TRADED FUND (Proceeds $290,894) - (2.51%)		350,761

TOTAL SECURITIES SOLD SHORT (Proceeds $1,536,719) - (10.04%)		$ 1,403,907

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

CALL OPTIONS WRITTEN - (8.67%)

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Russell 2000 Index
December 19, 2015 Call @ $600	1,100	$ 676,170

S&P 500 Index
December 19, 2015 Call @ $1,000	500	536,750

Total (Premiums Received $1,256,124) - (8.67%)		$1,212,920

The accompanying notes are an integral part of these financial statements.

Assets:
Investments in Securities, at Value (Cost $10,646,495)	$ 12,108,170
Cash	2,379,655
Cash with Broker for Securities Sold Short	599,961
Receivables:
Dividends and Interest	26,593
Investments Sold	1,753,045
Prepaid Expenses	3,109
Total Assets	16,870,533
Liabilities:
Securities Sold Short, at Value (Proceeds $1,536,719)	1,403,907
Options Written, at Value (Premiums Received $1,256,124)	1,212,920
Payables:
Investments Purchased	134,753
Due to Adviser	2,728
Trustee Fees	625
Accrued Expenses	29,481
Dividends	99,788
Total Liabilities	2,884,202
Net Assets	$ 13,986,331

Net Assets Consist of:
Paid In Capital	$ 12,567,019
Undistributed Accumulated Net Investment Loss	(238,724)
Accumulated Realized Gain on Investments and Foreign Currency	7,414
Unrealized Appreciation in Value of Investments and Foreign Currency	1,650,622
Net Assets (Unlimited number of shares authorized without par value)	$ 13,986,331

Shares Outstanding	1,279,212

Net Asset Value Per Share	$ 10.93

Minimum Redemption Price Per Share ($10.93 * 0.98) (Note 2) *	$ 10.71

* The Fund will deduct a 2.00% redemption fee on shares purchased and redeemed within less than 60 days.

The accompanying notes are an integral part of these financial statements.

Investment Income:
Dividend Income (net of $1,865 of foreign tax withheld)	$ 95,177
Interest Income	16,057
Total Investment Income	111,234

Expenses:
Advisory Fees	93,395
Chief Compliance Officer Fees	3,258
Interest Expense	13,962
Dividend Expense	80,804
Legal	22,477
Audit	7,039
Transfer Agent	15,921
Custody	5,743
Trustee	3,875
Registration	1,521
Printing and Mailing	348
Insurance	673
Miscellaneous	2,053
Total Expenses	251,069
Fees Waived and Reimbursed by the Adviser	(25,547)
Net Expenses	225,522

Net Investment Loss	(114,288)

Realized Gain/(Loss) on:
Investments in Securities and Foreign Currency	329,506
Capital Gain Distributions from Underlying Investment	22,874
Options	(170,099)
Securities Sold Short	8,338
Net Realized Gain	190,619

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities and Foreign Currency	356,202
Options	90,705
Securities and Foreign Currency Sold Short	53,772
Net Change in Unrealized Appreciation	500,679

Net Realized and Unrealized Gain on Investments	691,298

Net Increase in Net Assets Resulting from Operations	$ 577,010

The accompanying notes are an integral part of these financial statements.

	(Unaudited)
	Six Months
	Ended	Year Ended
	4/30/2015	10/31/2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (114,288)	$ (152,896)
Net Realized Gain (Loss) on Investments and Foreign Currency	190,619	(180,725)
Change in Unrealized Appreciation on Investments	500,679	854,327
Net Increase in Net Assets Resulting from Operations	577,010	520,706

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(4,015)
Total Dividends and Distributions Paid to Shareholders	-	(4,015)

Capital Share Transactions	(1,463,296)	1,833,820

Total Increase (Decrease) in Net Assets	(886,286)	2,350,511

Net Assets:
Beginning of Period	14,872,617	12,522,106

End of Period (including accumulated net investment loss of $(238,724) and $(124,436), respectively)	$13,986,331	$14,872,617

The accompanying notes are an integral part of these financial statements.

	(Unaudited) Six Months Ended 4/30/2015	Year Ended 10/31/2014	Period Ended (a) 10/31/2013

Net Asset Value, at Beginning of Period	$ 10.53	$ 10.14	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.08)	(0.11)	(0.14)
Net Realized and Unrealized Gain on Investments	0.48	0.50	0.28
Total from Investment Operations	0.40	0.39	0.14

Distributions from:
Net Investment Income	-	-	-
Net Realized Gain	-	- +	-
Total from Distributions	-	-	-

Redemption Fees	-	-	-

Net Asset Value, at End of Period	$ 10.93	$ 10.53	$ 10.14

Total Return ** (b)	3.80%	3.88%	1.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,986	$ 14,873	$ 12,522
Before Waiver
Ratio of Expenses to Average Net Assets	3.36% ***	2.46%	2.61% ***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	2.09% ***	1.88%	2.27% ***
Ratio of Net Investment Loss to Average Net Assets	(1.87)% ***	(1.20)%	(2.02)% ***
After Waiver
Ratio of Expenses to Average Net Assets	3.02% ***	2.33%	2.09% ***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	1.75% ***	1.75%	1.75% ***
Ratio of Net Investment Loss to Average Net Assets	(1.53)% ***	(1.07)%	(1.49)% ***
Portfolio Turnover	19.42%	18.11%	0.00%

(a) For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.

(b) Not Annualized

+ Amount calculated is less than $0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

1.  ORGANIZATION

The Eudora Funds ("The Trust") was formed as a statutory trust on July 6, 2012 under the laws of the State of Ohio.   The Eudora Fund ("the Fund") is a series of the Trust and is a non-diversified fund.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 5, 2012 (the "Trust Agreement") filed with the Ohio Secretary of State on July 6, 2012.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Eudora Asset Management, LLC (the "Adviser").

The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITIES VALUATIONS - All investments in securities are recorded at their estimated fair value, as described in Note 3.

FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CASH AND CASH EQUIVALENTS - The Fund maintains its cash in an account at a regional bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits. A portion of cash is segregated as collateral for securities sold short and is included in "Cash with Broker for Securities Sold Short" on the Statement of Assets and Liabilities.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense.

OPTIONS - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

OPTION WRITING - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES - The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In addition, GAAP requires management of the Fund to analyze all open tax years, December 3, 2012 through October 31, 2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during reported period.  Actual results could differ from those estimates.

OTHER - The Fund follows industry practice and records security transactions on the trade date.  The highest cost method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income and expense are recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

REDEMPTION FEES - The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the

Fund.  A 2.00% fee will be assessed against investment proceeds withdrawn less than 60 days from investment. The Fund uses a "first in, first out" method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases. The Fund had no redemption fees during the six months ended April 30, 2015.

SUBSEQUENT EVENTS - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

3.  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Fund’s investment advisor to apply those methods in making fair value determination, subject to Board oversight.

The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be purchased or redeemed. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Derivative instruments - Listed derivatives, including options, that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills with a maturity of 60 days or less are valued using amortized cost and included in level 1 of the fair value hierarchy.

The following is a summary of inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$10,793,345	$ -	$ -	$ 10,793,345
Preferred Stock	73,371	-	-	73,371
Real Estate Investment Trust	641,459	-	-	641,459
U.S. Government Obligations	599,995	-	-	599,995
	$ 12,108,170	$ -	$ -	$ 12,108,170

	Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value
Securities Sold Short *	$ 1,403,907	$ -	$ -	$ 1,403,907
Options	-	1,212,920	-	1,212,920
	$ 1,403,907	$1,212,920	$ -	$ 2,616,827

* Industry classifications for these categories are detailed on the Fund’s Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 10/31/2014	$ 991,740
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	(261)
Purchases/Sales	(991,479)
Transfers In/(Out) of Level 3	-
Balance as 4/30/2015	$ -

On December 24, 2014, the Fund sold its holding in Sol-Wind Holding LLC for $991,740. At April 30, 2015 there remained a receivable for this investment of $891,740, which is included on the Statement of Assets and Liabilities under Receivables, Investments Sold. As of June 12, 2015, the total balance of $891,740 has been received by the Fund for the sale of this investment.

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1, Level 2, or Level 3 at the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Eudora Asset Management, LLC, (the "Adviser") serves as investment adviser to the Fund. Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the

Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the six months ended April 30, 2015, the Fund accrued advisory fees of $93,395. As of April 30, 2015, the Fund owed the Adviser $2,728 for advisory fees.

Pursuant to an agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), the Adviser provides investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under the Investment Advisory Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to waive management fees and/or to make payments to limit the Fund expenses, until February 29, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation, but including organizational and offering costs) will not exceed 1.75% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Trust's Board of Trustees, on 60 days written notice to the Adviser. For the six months ended April 30, 2015, the Adviser waived fees of $25,547.

As of October 31, 2014, the following are subject to repayment by the Fund to the Advisor pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Fund
October 31, 2013	October 31, 2016	$44,564
October 31, 2014	October 31, 2017	$18,447

Each Trustee who is not affiliated with the Trust or Adviser will receive $2,500 per year.  The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5. CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of separate series without par value. The total paid-in capital was $12,567,019 as of April 30, 2015. Transactions in capital for the six months ended April 30, 2015 and year ended October 31, 2014 were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	6,478	$ 71,475	249,993	$2,570,918
Shares reinvested	-	-	383	3,896
Shares redeemed	(140,123)	(1,534,771)	(71,943)	(740,994)
Net increase (decrease)	(133,645)	$ (1,463,296)	178,433	$1,833,820

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 60 days after their purchase. For the year ended October 31, 2014 and for the six months ended April 30, 2015, no redemption fees were collected by the Fund from shareholder transactions.

6. OPTIONS

Transactions in written options during the six months ended April 30, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2014	19	$ 710,889
Options written	30	1,355,630
Options exercised/assigned	(18)	(128,121)
Options expired	(-)	(-)
Options terminated in closing purchase transaction	(15)	(682,274)
Options outstanding at April 30, 2015	16	$ 1,256,124

There were no transactions in purchased options during the six months ended April 30, 2015.

All derivatives held during the six months contained equity risk exposure. The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at value	($1,212,920)

Realized and unrealized gains and losses on derivatives contracts entered into during six months ended April 30, 2015, by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Investment In Options	Realized Loss on Investments in Options	($170,099)	Change in Unrealized Appreciation on Investments in Options	$90,705

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of April 30, 2015, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of April 30, 2015:

	Gross Amounts of Recognized Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount of Assets
Options Written	$1,212,920 (1)	$1,212,920	$ - (2)	$ -

(1)	Options written at value as presented in the Schedule of Options Written.
(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

7. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2015, purchases and sales of investment securities other than U.S. Government Obligations and short-term investments aggregated to $2,249,162 and $2,949,990, respectively for the Fund. Purchases and sales of short securities aggregated to $318,447 and $377,753, respectively. Purchases and sales of options written aggregated $980,495 and $1,355,628, respectively. Purchases and sales of U.S. Government Obligations aggregated $599,958 and $0, respectively.

8. TAX MATTERS

As of April 30, 2015, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 9,109,776

Gross tax appreciation of investments	$ 2,081,697
Gross tax depreciation of investments	$ (487,210)
Net tax appreciation of investments	$ 1,594,487

* The difference between book cost and tax cost and the unrealized appreciation (depreciation) and late year loss and accumulated net realized losses from investments is primarily attributable to the treatment of mark-to-market on 1256 contracts.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-December losses are determined only at the end of each fiscal year. The following represents the tax basis capital gains and losses and, undistributed ordinary loss and the post-December losses at October 31, 2014:

Undistributed ordinary income	$ -

Capital Loss Carryforwards - no expiration +
ST	$ 60,120
LT	$165,963

Post-December Losses	$124,436

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized. However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used. This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

On December 27, 2013, the Fund declared a distribution of $.00303 per share of long term capital gain.

There were no distributions paid during the six months ended April 30, 2015.

The tax character of distributions paid during the six months ended April 30, 2015 and year ended October 31, 2014 were as follows:

	2015	2014
Ordinary Income	$ -	$ -
Short-term Gain	$ -	$ -
Long-term Gain	$ -	$ 4,015

Expense Example

As a shareholder of The Eudora Fund (the "Fund"), you incur ongoing costs which typically consist of (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemptions of shares within 60 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2014 through April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2014	April 30, 2015	November 1, 2014 to April 30, 2015

Actual	$1,000.00	$1,037.99	$8.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The following table provides information regarding each Trustee who is not an "interested person" of the Trust ("Independent Trustee"), as defined in the 1940 Act.

Independent Trustees

Name, Address and Year of Birth [1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last 5 Years
Jeffrey Meyers Year of Birth: 1969	Trustee	Indefinite; September 2012 to present	Portfolio Manager, Cobia Capital (1/2008 to present)	1	None
Ruvin Levavi Year of Birth: 1983	Trustee	Indefinite; September 2012 to present	Insurance Sales, New York Life Insurance (5/2012 to present); Attorney, Ruvin Levavi, Esq. (5/2010 to 5/2012)	1	None
Sion Nuseiri Year of Birth: 1985	Trustee	Indefinite; December 2012 to present	Assistant Controller, MetTel (8/2009 to present)	1	None

The following table provides information regarding each Trustee who is an "interested person" of the Trust ("Interested Trustee"), as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees, Officers

Name, Address and Year of Birth [1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
David A. Cohen [3] Year of Birth: 1981	Trustee, Chairman, President and Treasurer	Trustee, Indefinite, July 2012 to present; President and Treasurer, Annual, September 2012 to present	Managing Partner, Eudora Asset Management, LLC (2007 to present)	1	None
David Kuhr Year of Birth: 1961	Secretary, Chief Compliance Officer	Annual, Indefinite, September 2012 to present	President, Green Bar Consulting (01/11- Present); CCO, The Ancora Group (10/03 - 02/11); CCO, Ancora Securities, Inc (10/03 – 02/11); CCO, Ancora Advisors, LLC (10/03 – 02/11), CCO, The Ancora Family of Funds (01/04 – 02/11); CCO, Safeguard Securities (12/05 – 02/12); Principal, Advoca Securities, LLC (02/11 – Present); Principal, Arbor Court Capital, LLC (02/12 – Present)	n/a	n/a

1Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 The "Fund Complex" consists of The Eudora Funds.

3 Mr. Cohen is considered an "Interested" Trustee as defined in the 1940 Act, because he is an officer of the Trust and controls the Fund's investment adviser.

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-232-3837, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov. A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free 1-866-232-3837 to request a copy of the SAI or to make shareholder inquiries. The SAI is also available on the Fund’s website at www.eudorafund.com.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Not applicable.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Eudora Funds

By /s/David Cohen

David Cohen

Chief Financial Officer and Chief Executive Officer

Date: July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Cohen

David Cohen

Chief Financial Officer and Chief Executive Officer

Date July 7, 2015